Rule 497(e)

Supplement Dated July 21, 2004
To The Prospectuses
Dated September 29, 2003

NUVEEN MULTISTATE TRUST III
file number 333-16611
Nuveen Georgia Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund


NUVEEN MULTISTATE TRUST IV
file number 333-16615
Nuveen Kentucky Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund

Effective August 1, 2004, Cathryn P. Steeves
assumes the portfolio management
responsibilities of the above listed Nuveen
Funds.   Cathryn Steeves currently manages
investments for 17 Nuveen-sponsored investment companies. She is a Vice President
(since 2003), formerly Assistant Vice President
(since 2001) of Nuveen Advisory, previously,
Senior Analyst (1998-2004), prior thereto,
Analyst (1996-1998) for Nuveen Advisory.

The funds will continue to utilize a team approach. There have been no changes in the funds investment objectives, policies or day-to-day portfolio management practices.



PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE